THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                             AMERICAN JEWELRY CORP.
                                formerly known as
                           United Ventures Group, Inc.
                     (Incorporated in the State of Delaware)

                        8% CONVERTIBLE DEBENTURE DUE 2003

No. CD-_____                                   Principal Amount U.S. $_________
                                                    Issue Date: March __, 2001

      FOR  VALUE   RECEIVED,   American   Jewelry  Corp.,  a  corporation   duly
incorporated and existing under the laws of the State of Delaware (the "Company"), hereby promises to pay to the order of _____________________________, or registered assigns (hereinafter, the "Holder"), the principal sum of ______________________________ United States Dollars ($__________) on April 25, 2003 (the "Maturity Date"), subject to earlier conversion or redemption as provided herein. The Debentures will be convertible into common stock, $.001 per share, of the Company ("Common Stock") on the terms and subject to the conditions hereinafter set forth at any time after the date hereof. Interest shall be paid on the unpaid principal balance of this Debenture at the rate of 8% per annum from the date hereof, payable, in the manner set forth below, upon conversion, redemption or maturity of this Debenture to the person that is the Holder on the date of such event. Interest hereon shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     1. General. (a) This debenture is one of a duly authorized issue of Debentures of the Company in original aggregate principal amount of $1,000,000 designated as its 8% Convertible Debentures due 2002 (herein called the "Debentures"), issued pursuant to the authorization of the Board of Directors of the Company and issued pursuant to a Securities Purchase Agreement, dated April 26, 1999, by and among the Company and the Purchasers identified therein (the "Securities Purchase Agreement"). The Debentures were sold to the Holder, among others, pursuant to an Agreement dated March 20, 2001, by and between the Purchasers and the Holder, among others. The terms of the Debentures were amended and restated pursuant to the authorization of the Board of Directors of the Company on February 21, 2001.

     (b) The Debentures are issuable, without coupons, in principal denominations of U.S. $10,000 and integral multiples thereof. The Debentures, and transfers thereof, shall be in registered form as provided in Section 4 hereof. The registered holder of a Debenture shall (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Debenture, regardless of any notice of ownership, theft or loss or of any writing thereon.

     2. Principal Payment. Payment of the principal of this Debenture shall be made at the Maturity Date upon presentation of this Debenture at the Company's principal office or surrender upon payment in full. The Company may prepay all or any portion of this Debenture.

     3. Interest. Each Debenture shall be entitled to receive cumulative interest at the rate of 8% per annum, compounded semi-annually, payable in shares of Common Stock, on the principal amount thereof. Such interest shall be due and payable upon conversion, redemption or Maturity of this Debenture. Interest shall accrue from the Original Issue Date (as defined herein), whether or not earned or declared, until maturity or such time as the Debenture has been converted or redeemed as herein provided. The interest so payable will be paid to the person in whose name the Debentures (or one or more predecessor debentures) are registered on the records of the Company regarding registration and transfers of the Debentures; provided, however, that the Company's obligation to a transferee of a Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions hereof.

     4. Transfers. The Debentures have been issued subject to investment representations of the original purchaser and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended, and applicable state securities laws. Prior to due presentment for transfer of each Debenture, the Company may treat the Holder as the owner thereof for the purpose of receiving payments as herein provided and all other purposes, and the Company shall not be affected by any notice to the contrary.

     5. Conversion at the Option of the Holder . (a) (i) The Debentures shall be convertible in increments of not less than $10,000 principal amount into shares of Common Stock at the option of the Holder in whole or in part at any time after the Original Issue Date. The Holders shall effect conversions by surrendering the Debentures to be converted to the Company, together with the form of conversion notice attached hereto as Exhibit 1 (the "Conversion Notice"). The Conversion Notice may be delivered by facsimile, with the Debenture to follow within three Trading Days. Each Conversion Notice shall specify the principal amount of Debentures to be converted. The date as of which such conversion is to be effected shall be the date the Holder delivers such Conversion Notice by facsimile (the "Conversion Date") (if such date is not a Business Day, then the Conversion Date will be the next following Business Day). Subject to Sections 5(a)(ii) and 5(b) hereof, each Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debenture tendered by the Holder with the Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall promptly deliver to such Holder, at the expense of the Company (in the manner and within the time set forth in Section 5(b)), a new Debenture representing the unconverted principal amount, to the same extent as if the Debenture theretofore representing such unconverted principal amount had not been surrendered on conversion.

          (ii) If on the Conversion Date applicable to any Conversion, (A) the Common Stock is then listed for trading on the Nasdaq National Market, the New York Stock Exchange, the American Stock Exchange or The Nasdaq Small Cap Market, (B) the

     Conversion Price then in effect is such that the aggregate number of shares of Common Stock that would then be issuable upon conversion of all the outstanding Debentures, together with any shares of Common Stock previously issued upon conversion of Debentures, would equal or exceed 20% of the number of shares of Common Stock outstanding on the Original Issue Date (the "Issuable Maximum"), and (C) the Company has not previously obtained (or attempted pursuant to clause (i) of this subsection to obtain) Shareholder Approval (as defined below), then the Company shall issue to any Holder so requesting conversion of Debentures its pro rata portion of the Issuable Maximum in the same ratio that the principal amount of Debentures then outstanding and, with respect to the aggregate principal amount of the Debentures that remains outstanding after such issuance (the "Remaining Principal Amount"), the Company shall at the Holder's request,
     (x) as promptly as possible but in no event later than 60 days after such Conversion Date, convene a meeting of the holders of the Common Stock and use its best efforts to obtain the Shareholder Approval or a waiver of such approval from the appropriate exchange and (y) as promptly as possible from time to time, after a written request by the Holder, issue shares of Common Stock at a Conversion Price equal to the Per Share Market Value on the Trading Day immediately preceding the date of such request for all or a portion of Remaining Principal Amount (plus any accrued interest thereon) held by such Holder (whether or not subject to the Conversion Notice specified above). "Shareholder Approval" means the approval by a majority of the total votes cast on the proposal, in person or by proxy, at a meeting of the shareholders of the Company held in accordance with the Company's certificate of incorporation and by-laws, of the issuance by the Company of shares of Common Stock exceeding the Issuable Maximum as a consequence of the conversion of the Debentures into Common Stock at a price less than the greater of the book or market value on the Original Issue Date.

          (iii) In no event shall a Holder be permitted to convert in excess of such principal amount of Debentures upon the conversion of which, (x) the number of shares of Common Stock owned by such Holder (other than shares of Common Stock issuable upon conversion of Debentures or upon exercise of the Warrants (as defined in the Securities Purchase Agreement) plus (y) the number of shares of Common Stock issuable upon such conversion of such Debentures, would be equal to or exceed (z) 9.999% of the number of shares of Common Stock then issued and outstanding, including shares issuable on conversion of the Debentures held by such Holder after application of this
     Section 5(a)(iii), to the extent that the limitation contained in this
     Section 5(a)(iii) applies, the determination of whether Debentures are convertible (in relation to other securities owned by a Holder) and of which Debentures are convertible shall be in the sole discretion of such Holder, and the submission of Debentures for conversion shall be deemed to be such Holder's determination of whether such Debentures are convertible (in relation to other securities owned by a Holder) and of which Debentures are convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to convert such Debentures at such time as such conversion will not violate the provisions of this paragraph. The provisions of this Section 5(a)(iii) may be waived by a Holder of Debentures as to itself (and solely as to itself) upon not less than 60 days prior notice to the Company, and the provisions of this Section 5(a)(iii) shall continue to apply until such 60th day (or later, if stated in the notice of waiver). No conversion in violation of this paragraph but otherwise in accordance with this Debenture shall affect the status of the securities issued upon such conversion as validly issued, fully-paid and non-assessable.

     (b) (i) Not later than three (3) Trading Days after any Conversion Date, provided that the Conversion Notice and Debentures have been delivered in accordance with Section 5(a)(i), the Company will deliver to the applicable Holder by express courier (A) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of Debentures bearing a restrictive legend from resale under the Securities Act of 1933, as amended, and (B) a new Debenture representing the unconverted principal amount. If in the case of any Conversion Notice such new Debenture or Debentures are not delivered to or as directed by the applicable Holder by the Seventh Trading Day after the Conversion Date (the "Delivery Date"), the holder shall be entitled by written notice to the Company at any time on or before its receipt of such Debenture or Debentures thereafter, to rescind such conversion, in which event the Company shall immediately return the Debentures tendered for conversion, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice of revocation, except that any amounts described in Section 5(b)(ii) shall be payable through the date notice of recision is given to the Company.

          (ii) The Company understands that a delay in the delivery of the shares of Common Stock upon conversion of Debentures and failure to deliver a new Debenture representing the unconverted principal amount beyond the Delivery Date could result in economic loss to the Holder. If the Company fails to deliver to the Holder such certificate other than due to the action of the Holder, the Company shall pay to such Holder, in cash an amount per Trading Day for each Trading Day until such certificates are delivered together with interest on such amount at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full, equal to .5% of the aggregate remaining principal amount of the Debentures, plus the accrued and unpaid interest thereon, requested to be converted for the first eight Trading Days after the Delivery Date.

          (iii) Intentionally Omitted.

     (c) (i) The Conversion Price for the Debentures on the Conversion Date shall be the lower of (i) 92% of the average of the closing sale price of the Company's Common Stock for the five trading days prior to the Conversion Date, or (ii) $0.015, subject to adjustment as provided below (the "Conversion Price").

          (ii) If the Company, at any time while any Debentures are outstanding,
     (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity security payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 5(c)(ii) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          (iii) If the Company, at any time while Debentures are outstanding, shall sell or issue additional shares of Common Stock or rights or warrants to acquire shares of Common Stock at a price per share less than the Conversion Price, excluding any rights of the holder of the Debenture to acquire Common Stock, the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such shares, rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such shares, rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Conversion Price. Any adjustment to be made pursuant to this paragraph shall be made whenever such shares, rights or warrants are issued, and shall become effective immediately after the issuance of such shares, rights or warrants or, if such rights or warrants are issued to shareholders of the Company, the record date for the determination of shareholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this
     Section 5(c)(iii), if any such rights or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be re-computed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this
     Section 5 after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

          (iv) If the Company, at any time while Debentures are outstanding, shall distribute to all holders of Common Stock (and not to holders of Debentures) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 5(c)(ii) and (iii) above), then in each such case the Conversion Price shall be multiplied by a fraction of which the denominator shall be the Per Share Market Value determined as of the record date fixed for determination of shareholders entitled to receive such distribution, and of which the numerator shall be such Per Share Market Value on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent of the net assets of the Company, such fair market value shall be determined by an Independent Appraiser (as defined below) selected in good faith by the holders of a majority in interest of the principal amount of the Debentures then outstanding; and provided, further, that the Company, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Independent Appraiser. In either case the adjustments shall be described in a statement provided to the holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          (v) All calculations under this Section 5 shall be made to the nearest cent or the nearest l/100 of a share, as the case may be.

          (vi) Whenever the Conversion Price is adjusted pursuant to Section 5(c)(ii), (iii) or (iv) (for purposes of this Section 5(c)(vi), each an "adjustment"), the Company shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Conversion Price after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to each Holder promptly after each adjustment. Any dispute between the Company and the Holders with respect to the matters set forth in such certificate may at the option of the Holders be submitted to one of the national accounting firms currently known as the "big five" selected by the holders of a majority in interest of the principal amount of the Debentures then outstanding, provided that the Company shall have ten days after receipt of notice from such Holders of their selection of such firm to object thereto, in which case the holders of a majority in interest of the principal amount of the Debentures then outstanding shall select another such firm and the Company shall have no such right of objection. The firm selected by the holders of a majority in interest of the principal amount of the Debentures then outstanding as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Company and the Holders within thirty days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by the Company.

          (vii) In case the Company after the Original Issue Date shall do any of the following (each, a "Triggering Event") (a) consolidate with or merge into any other person and the Company shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other person to consolidate with or merge into the Company and the Company shall be the continuing or surviving person but, in connection with such consolidation or merger, any capital stock of the Company shall be changed into or exchanged for securities of any other person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other person, or (d) effect a capital reorganization or reclassification of its capital stock, the holders of the Debentures then outstanding shall have the right thereafter to convey such shares only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such Triggering

     Event, and the holders of the Debentures shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which such Debentures could have been converted immediately prior to such Triggering Event would have been entitled; provided, however, that each Holder shall have the option to require the Company to redeem, from funds legally available therefor at the time of such redemption, such principal amount of its Debentures at a price equal to the aggregate principal amount of Debentures to be redeemed, plus accrued and unpaid interest thereon, (i) multiplied by the average Per Share Market Value for the five Trading Days immediately preceding (1) the effective date, the date of the closing or the date of the announcement, as the case may be, of the Triggering Event triggering such redemption right or (2) the date of payment in full by the Company of the redemption price hereunder, whichever is greater, and (ii) divided by the Conversion Price calculated on the date of the closing or the effective date, as the case may be, of the Triggering Event triggering such redemption right, as the case may be. The entire redemption price shall be paid in cash. If the Holder has requested that the Company redeem Debentures pursuant to this Section and the Company fails for any reason to pay the redemption price, as calculated pursuant to the immediately preceding sentence, within seven days after such notice is deemed delivered pursuant to the preceding sentence, the Company will pay interest on the redemption price at a rate of 15% per annum, in cash to such Holder, accruing from such seventh day until the redemption price and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). The terms of any such Triggering Event shall include such terms so as to continue to give to the holder of Debentures the right to receive the securities, cash or property set forth in this Section 5(c) (vii) upon any conversion or redemption following such Triggering Event. This provision shall similarly apply to successive Triggering Events. Notwithstanding the foregoing, if such Triggering Event is a merger in which the Company is the surviving corporation and there has been no Change of Control of the Company and provided the Company obtained the prior written consent to such Triggering Event of each of the Holders, which consent will not be unreasonably withheld, then the Holders will not have the right in the case of such Triggering Event to require the Company to redeem the Debentures as provided above in this Section 5(c) (vii).

          (viii) If:

               A.   the  Company   shall   declare  a  dividend  (or  any  other
                    distribution) on its Common Stock; or

               B. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

               C. the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

               D. the approval of any shareholders of the Company shall be required in connection with any Triggering Event; or

               E. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debentures, and shall cause to be mailed to the Holders of Debentures at their last addresses as they shall appear upon the stock books of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption. rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions; redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation. merger, sale, transfer or share exchange; provided. however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 30-day period commencing the date of such notice to the effective date of the event triggering such notice.

     (d) Intentionally Omitted.

     (e) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Debentures free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of Debentures, not less than such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 5(c) ) upon the conversion of all outstanding Debentures. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, non-assessable and freely tradable.

     (f) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the holder of a Debenture shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

     (g) The issuance of certificates for shares of Common Stock on conversion of Debentures shall be made without charge to the holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate.

     (h) Debentures converted into Common Stock shall be canceled and retired by the Company.

     (i) Any and all notices or other communications or deliveries to be provided by the holders of Debentures hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to the attention of the President and to the Secretary of the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth in the Securities Purchase Agreement. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to each Holder of Debentures at the facsimile telephone number or address of such holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earlier of(i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5: 00 p. m., New York City time, (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5: 00 p. m., New York City time, on any date and earlier than 11: 59 p. m., New York City time, on such date, (iii) receipt, if sent by a nationally recognized overnight courier service, or (iv) actual receipt by the party to whom such notice is required to be given.

     (c) In the event a Holder shall elect to convert any Debentures as provided herein, the Company cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, unless, an injunction from a court, on notice, restraining and/or adjoining conversion of all or of said Debentures shall have issued and the Company posts a surety bond for the benefit of such Holder in the amount of the principal amount of Debentures sought to be converted, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.

     6. Automatic Conversion. If on the Maturity Date any Debentures remain outstanding, then such outstanding aggregate principal amount of Debentures plus accrued interest shall automatically convert into shares of Common Stock at the applicable Conversion Price, in accordance with this Section 6 (such date being referred to herein as the "Automatic Conversion Date".

     (a) The Company will send each Holder written notice of any Automatic Conversion Date and the place designated for automatic conversion of the Debentures pursuant to this

     (b) All Debentures that are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Automatic Conversion Date, be deemed to have been retired and canceled and the principal amount of Debentures represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the Holder to surrender such Debentures on or prior to such date.

     7. Events of Default.

     Each of the following shall constitute an event of default ("Event of Default"), whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any administrative, governmental or non-governmental body or otherwise howsoever:

     (a) the Company shall default in any payment of any principal amounts due when and as due (whether at maturity, upon acceleration or otherwise) ; or

     (b) the Company shall fail duly to perform or observe any term, covenant or agreement contained in any of the Debentures for a period of seven days after the date on which written notice of such failure shall first have been given to the Company; or

     (c) (i) a final judgment shall be entered by any court against the Company for the payment of money which together with all other outstanding final judgments against the Company exceeds $1,000,000 in the aggregate, or (ii) a warrant of attachment or execution or similar process shall be issued or levied against any of the Company's property which exceeds in value $250,000 in the aggregate, and if, within 30 days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged; or

     (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian trustee, sequestrator (or similar official) of the Company or for any substantial part of the property of it or ordering the winding-up or liquidation of the affairs of it and such decree or order shall remain unstayed and in effect for a period of 30 days; or

     (e) the Company shall commence a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall take any corporate action in furtherance of any of the foregoing; or

     (f) an event of default, as defined in any indenture or instrument evidencing or under which the Company shall have outstanding indebtedness for borrowed money in excess of $1,000,000, inclusive of accrued interest, accrued premium, if any, or any additional amounts payable, shall happen and be continuing and such default shall involve the failure to pay the principal of such indebtedness (or any part thereof), when due and payable after the expiration of any applicable grace period with respect thereto, or such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and failure to pay shall not have been cured by the Company within 30 days after such failure or such acceleration shall not be rescinded or annulled within 30 days after notice thereof shall have first been given to the Company; provided that if such event of default under such indenture or instrument shall be remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of any of the holders of Debentures; or

     (g) trading in the Common Stock shall have been suspended for more than ten Trading Days on the OTC Bulletin Board or the Common Stock is delisted from any principal market or exchange on which the Common Stock is then listed for trading; or

     (h) the Company fails to timely deliver the shares of Common Stock to the Holder or a replacement Debenture representing any unconverted portion of this Debenture pursuant to this Debenture;

With the exception of an Event of Default specified in clauses (d) or (e) above, upon the occurrence and continuance of an Event of Default, the Holder may declare the principal of and interest on the Debentures and all other amounts owing under the Transaction Documents to be forthwith due and payable by giving written notice thereof to the Company without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in the Transaction Documents to the contrary notwithstanding. Upon the occurrence and continuance of an Event of Default specified in clauses (d) or (e) above, such principal, interest and other amounts shall thereupon and concurrently therewith become automatically due and payable all without any action by the Holder and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Transaction Documents to the contrary notwithstanding.

Interest on overdue principal and interest (and other amounts, if any) shall accrue from the date on which such principal and interest (and other amounts, if any) were due and payable to the date such principal and interest (and other amounts, if any) are paid or duly provided for, at a rate of 15% per annum (to the extent payment of such interest shall be legally enforceable).

     8. Definitions. For the purposes hereof, the following terms shall have the following meanings:

     "Change of Control" means the acquisition by an individual or legal entity or "group" (as described in Rule 13d5(b)(1) promulgated under the Securities Exchange Act of 1933, as amended) of in excess of 50% of the voting securities of the Company or the replacement of more than one-half of the members of the Board of Directors of the Company that is not approved by those individuals who are members of the Board of Directors prior to the Triggering Event.

     "Common Stock" means the common stock, $.001 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

     "Conversion Ratio" means the number of shares of Common Stock issuable upon conversion of each Debenture determined by the application of the following formula where "D" equals the accrued and unpaid interest on the aggregate principal amount of Debentures so converted as of the Conversion Date:


                      Principal Amount to be Converted +D
                      -----------------------------------
                      Conversion Price

     "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) that is regularly engaged in the business of appraising the capital stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Company or any Holder.

     "Original Issue Date" shall mean the date of the first issuance of any Debentures regardless of the number of transfers of any particular Debentures and regardless of the number of certificates which may be issued to evidence such Debentures.

     "Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on The Nasdaq Small-Cap Market, the Nasdaq National Market or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on The Nasdaq Small-Cap Market, the Nasdaq National Market or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market. as reported by NASDAQ or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the over-the-counter quotes on the Electronic Bulletin Board of the National Association of Securities Dealers, Inc. for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded, then the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the holders of a majority in interest of the shares of the Debentures; provided, however, that the Company, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Company determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

     "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company. government (or an agency or subdivision thereof) or other entity of any kind.

     "Trading Day" means (a) a day on which the Common Stock is traded on The Nasdaq Small-Cap Market, the Nasdaq National Market or other registered national stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not listed on The Nasdaq Small-Cap Market, the Nasdaq National Market or any registered national stock exchange, a day or which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or
(c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and
(c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

     "Underlying Shares" means the number of shares of Common Stock into which the Debentures are convertible in accordance with the terms hereof and the Securities Purchase Agreement.

     9. The Taxes. Company shall pay any and all taxes attributable to the issuance and delivery of Common Stock or other securities upon conversion of the Debentures.

     10. No Impairment. The Company shall not by any action including, without limitation, amending the articles of incorporation or the by-laws of the Company, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Debenture, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Company will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Conversion Price, (ii) not amend or modify any provision of the articles of incorporation or by-laws of the Company in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would adversely affect the rights of the Holders of the Debentures, (iii) take all such action as may be reasonably necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Debentures, and (iv) use its best efforts to obtain all such authorizations. exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Company to perform its obligations under this Debenture.

     11. Governing Law. The Debentures shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

     12. Countersignature and Registration. This Debenture shall not become valid or obligatory for any purpose until the Debentures shall have been duly executed by the Company and such signature attested to by an authorized Officer thereof.

     13. Warranty of the Company. The Company hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Debenture, and to constitute the same as legal, valid and binding obligations of the Company enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

     14. Descriptive Headings. The descriptive headings appearing herein are for convenience of reference only and shall not alter, limit or define the provisions hereof.

     IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed in its corporate name by the manual or facsimile signature of a duly authorized signator), as attested to by another duly authorized signatory of the Company.

Dated: March __, 2001




                                    AMERICAN JEWELRY CORP.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


ATTEST:


By:
   ---------------------------
   Name:
   Title:

EXHIBIT 1


CONVERSION NOTICE

Reference is made to the debenture certificate (the "Debenture Certificate") of American Jewelry Corp., a Delaware corporation (the "Company"). In accordance with and pursuant to the Debenture Certificate, the undersigned hereby elects to have the Company convert the principal amount of the 8% Convertible Debentures due (the "Debentures"), of the Company, indicated below into shares of Common Stock, no par value per share (the "Common Stock"). of the Company, by tendering the certificate(s) representing the Debentures specified below as of the date specified below.

     Date of Conversion:                                ------------------------

     Principal amount of Debentures to be converted:    ------------------------

     Certificate no(s). of Debentures to be converted:  ------------------------

Please confirm the following information:

     Conversion Price:                                  ------------------------

Please issue the Common Stock and, if applicable, any check drawn on an account of the Company into which the Debentures are being converted in the following name and to the following address:

     Issue to:                                         -------------------------
                                                       -------------------------
                                                       -------------------------
                                                       -------------------------

     Facsimile Number:                                 -------------------------

     Authorization:                                    -------------------------
                                                       By:----------------------
                                                       Title:-------------------

     Dated:                                            -------------------------